                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported)   November 18, 2004
                                                 -------------------------------

                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                   33-59380                  13-3287757
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

529 Fifth Avenue, New York, New York                             10017
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
           CFR 240.14a-12)

     [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))

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*         The Registrant is not subject to the filing requirements of Section
          13 or 15(d) of the Securities Exchange Act of 1934 and is
          voluntarily filing this Current Report on Form 8-K.

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 18, 2004, Finlay Enterprises, Inc. ("Finlay Enterprises"),
the parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release to report Finlay Enterprises' financial results for the third quarter and nine months ended October 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

         (a) - (b) Not Applicable

         (c)    Exhibits. The following exhibit is filed as part of this report:

                EXHIBIT NO.        DESCRIPTION
                -----------        -----------
                  99.1             Finlay Enterprises, Inc. press release dated
                                   November 18, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FINLAY FINE JEWELRY CORPORATION

Date:  November 18, 2004          By: /s/ Bruce E. Zurlnick
                                      ------------------------------------------
                                      Bruce E. Zurlnick
                                      Senior Vice President, Treasurer and Chief
                                      Financial Officer